UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): September 13, 2016

ECO BUILDING PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-53875	20-8677788
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11568 Sorrento Valley Road #13,

San Diego, CA, 92121

(Address of principal executive offices)

Phone: (858) 780-4747

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On September 13, 2016, the Company accepted the resignation of Mr. Randall Smith, from his position as Chief Financial Officer (“CFO”) with the Company. It is the Company’s understanding that his resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The Company has appointed Mr. Comery as the interim CFO until the Company can find a full time replacement for Mr. Smith.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECO BUILDING PRODUCTS, INC.

Date: September 19, 2016	By:	/s/ Tom Comery
Tom Comery
President & CEO

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